STEIN
ROE
BOND
FUNDS

Government Income Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

Stein Roe Mutual Funds
Building Wealth for Generations(sm)

Semiannual Report
December 31, 1996

Contents

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From the President................................................   1

   Tim Armour's thoughts on the markets and investing

Fund Performance..................................................   3

   How the Stein Roe bond funds have done over time

Q&A

Government Income Fund............................................   7
Intermediate Bond Fund............................................   9
Income Fund.......................................................   14
High Yield Fund...................................................   16

   Interviews with the portfolio managers and a summary of investment activity over the past six months

Investments.......................................................   20

   A complete list of investments with market values

Financial Statements..............................................   32

   Balance sheets, statements of operations and changes in net assets

Notes to Financial Statements.....................................   42


Financial Highlights..............................................   47

   Selected per-share data

General Information...............................................   55

   A guide to products and services

From the President

-----------------------------------------------------------------------------
To Our Shareholders

We are pleased to present this semiannual report for the Stein Roe bond funds -- Stein Roe Government Income Fund, Stein Roe Intermediate Bond Fund, Stein Roe Income Fund and Stein Roe High Yield Fund.


Mixed Signals

   Once again, concern about the direction of interest rates was probably the biggest influence on bond fund performance over the past six months. Despite the fact that most of the rise in interest rates actually took place in the first quarter of 1996 -- with long-term rates rising quite dramatically in February and March -- investors were never able to overcome their uneasiness about which direction interest rates were actually headed.

   By late October, however, things were starting to look up for the bond market. Following robust second-quarter GDP growth of 4.8 percent, the economy suddenly looked weaker, prompting many to think the Federal Reserve's next move actually might be a rate cut. At the same time, foreign investors -- particularly the Japanese -- were starting to buy Treasuries. There was even renewed talk of a possible budget deal, which held out promise for lower long-term interest rates.

   Then, in early December, the good news dried up. First, Federal Reserve Chairman Alan Greenspan's now infamous "irrational exuberance" comment left many bond traders once again fearing a possible rate hike. Next, foreign buyers started to cut back on their purchases of U.S. government securities, crimping liquidity and depriving the market of a key source of demand. Finally, year-end trading sent the bond markets reeling, as investors pushed a glut of fixed income issues onto the market, while potential buyers -- figuring they had little to gain and a lot to lose by venturing into a shaky market -- stood on the sidelines.

The Next Move For Interest Rates Is...

In the end, however, even the release of surprisingly upbeat news on housing, consumer confidence and manufacturing wasn't enough to convince the Federal Reserve to raise interest rates at its December 17 meeting -- its last of 1996. And although the economic signposts have pointed all over the place since then, the general consensus is that economic growth will slow in the coming months. This could help to ease inflation worries and resolve many of the conflicts that have plagued bond investors over the past year.

Photo of: Tim Armour, President

Maybe This Year

   Although it was difficult for bonds to garner any attention at all in a year when stocks ruled Wall Street, we think things could change in 1997. In fact, it appears that the risk/reward scale may be starting to tilt in favor of bonds.

   That's because we think revenue growth for some U.S. companies will likely slow with the economy. At the same time, many companies will have to absorb rising unit labor costs without raising prices. As a result, profit margins could fall by as much as half a point. While it's unlikely that such a margin squeeze would cause an outright decline in corporate profits, it could rein in earnings growth and, thus, stock market returns. As a result, we think the inflation-adjusted rate of return on many bonds looks fairly attractive. What's more, if a number of companies were to report lower-than-expected earnings, it could, in turn, cause increased stock market volatility or even a market correction, making bond returns look even more competitive.

   Another good reason to consider bond funds now: After the long bull run in equities, many investors' portfolios seem to be out of whack, with a disproportionate percentage in stock funds and precious little in bond funds. In fact, the ICI reported that cash flow into bond funds equaled just 5 percent of the money invested in stock funds during 1996. That means this could be a good time to realign your portfolio. So, whether your goal is income, preservation of principal or strong and steady returns, we think bonds could be important to ensuring a rational level of diversification in your investment portfolio. The Basics Although no one can predict what might happen to the markets in the future, we believe investors must understand the factors that move the markets, not just to profit from them, but to gain the patience to ride out short-term volatility. As always, no matter what direction you think the economy is heading, it's important to remember the basics. Think long term and re-evaluate your investment portfolio from time to time to make sure it continues to match your goals, risk tolerance and time horizon.

   Please call us at 800-338-2550 with your comments and suggestions. As always, we look forward to serving your investment needs.

   Sincerely,

   Timothy K. Armour
   President
   January 28, 1997

Fund Performance

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There are several ways to evaluate a fund's historical performance. You can look at the cumulative return percentage, the average annual return percentage or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when fixed income securities grow in value).

-----------------------------------------------------------------------------
                         Average Annual Total Returns
                        Periods ended December 31, 1996

                                        PAST 1    PAST 3    PAST 5     PAST 10
                                         YEAR      YEARS     YEARS      YEARS
-----------------------------------------------------------------------------
GOVERNMENT INCOME FUND                   2.63%     5.16%      5.78%     7.18%
Lehman Government
  Bond Index                             2.77      5.53       6.88      8.13

INTERMEDIATE BOND FUND                   4.56      5.97       6.95      7.68
Lehman Intermediate Government/
  Corporate Bond Index                   4.05      5.58       6.53      7.91

INCOME FUND                              4.86      6.47       8.35      8.72
Lehman Intermediate
  Corporate Bond Index                   3.96      6.39       7.69      8.70
------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Because High Yield Fund has less than one quarter of operations, total return information is not publicly available.

Investment Comparison

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COMPARISON of change in value of a $10,000 investment for the years ended June
30 and the period ended December 31, 1996.

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
          Government Income Fund    Lehman Government Bond Index
6/30/86   10000                     10000
1987      10400                     10411.8
1988      11060                     11160.5
1989      12230                     12509
1990      13080                     13375.4
1991      14340                     14731
1992      16310                     16756.1
1993      17880                     18917.9
1994      17480                     18665
1995      19390                     20915.8
1996      20290                     21859.7
12/31/96  21160                     22875

          Intermediate Bond Fund    Lehman Intermediate Government/
                                    Corporate Index
6/30/86   10000                     10000
1987      10340                     10557.3
1988      11060                     11365.7
1989      12270                     12527.8
1990      12920                     13507
1991      14290                     14928.3
1992      16290                     16893.6
1993      18020                     18666.7
1994      17940                     18619.3
1995      19750                     20550.8
1996      20890                     21580
12/31/96  22006                     22644

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. These graphs compare the performance of the Stein Roe funds to the Lehman Government Bond Index, the Lehman Intermediate Government/Corporate Bond Index and the Lehman Intermediate Corporate Bond Index, each an unmanaged group of fixed income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

Investment Comparison CONTINUED
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COMPARISON of change in value of a $10,000 investment for the years ended June
30 and the period ended December 31, 1996.
------------------------------------------------------------------------------
          Income Fund    Lehman Intermediate Corporate
                         Bond Index
6/30/86   10000          10000
1987      10770          10638.7
1988      11780          11521.9
1989      13080          13014.7
1990      13400          14003
1991      14650          15475.4
1992      16890          17866.7
1993      19360          20349.6
1994      19230          19967.1
1995      21690          22986.8
1996      22934          24162.7
12/31/96  24065          25353

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. These graphs compare the performance of the Stein Roe funds to the Lehman Government Bond Index, the Lehman Intermediate Government/Corporate Bond Index and the Lehman Intermediate Corporate Bond Index, each an unmanaged group of fixed income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

                        Making the Most of Performance

         The wide assortment of performance data available today can be a mixed blessing. On one hand, a fund's performance results can be a valuable source of information when considering an investment. On the other hand, even seasoned investors may find the wide array of data and the different methods of interpretation confusing.

            That's why one of the most important pieces of advice we can give you is to remember that a fund's past performance is just that -- past. While a fund's past performance is not a guarantee of how it will perform in the future, it can help you make rational decisions about the funds you currently hold or about funds you might be considering. Owning bond funds helps to provide diversification, and, as a result, can help to reduce a portfolio's risks. And because bond funds have an income component, their returns tend to be less volatile than stock funds' returns. Nonetheless, bond funds' share prices will fluctuate as interest rates change. The price and total return of a mutual fund will change daily and if you sell your shares during a downturn in the market, you might lose money. If you can ride out the market's ups and downs, however, your fund might achieve a gain.

            No one can make your financial decisions better than you. We hope this report helps you to better understand and evaluate your fund's performance, and serves as a helpful aid in making intelligent, appropriate investment decisions. If you have any questions, please call a Stein Roe account representative at 800-338-2550.

Q&A

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An Interview with Mike Kennedy, Portfolio Manager of
Government Income Fund and Intermediate Bond Fund

                                   Fund Data

   Investment Objective:

   The Fund seeks high current income by investing primarily in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

   Fund Inception:
   March 5, 1986

   Total Net Assets:
   $37.6 million

------------------------------------------------------------------------------

Photographic image of Mike Kennedy.

Government Income Fund Q&A

Q: How did the Fund perform?

A: For the six-month period ended December 31, 1996, Government Income Fund's return of 4.35 percent lagged both the 4.65 percent return of the Lehman Government Bond Index and the 4.44 percent median return of its Lipper U.S. government fund peer group. As of December 31, 1996, the Fund's 30-day standardized yield was 6.13 percent.

Q: What drove performance?

A: The Fund's performance versus its benchmark index and peer group was hindered when yields decreased and mortgage refinancing activity picked up in the fourth quarter of 1996. Mortgage-backed securities underperformed other government securities as the risk of borrowers prepaying their mortgages increased in the generally declining interest rate environment of the last four months of 1996.

   At 47.8 percent of total net assets on December 31, mortgage-backed securities still accounted for a large portion of our holdings. This weighting, however, was down substantially from the more than 60 percent weighting in January 1996. While we believe mortgage-backed securities remain attractive on a long-term basis, we think current yields on these securities no longer merit such an overweighting.

Q: What other factors affected performance?

A: We've been maintaining a slightly shorter, more neutral duration than the peer group. Remember that portfolio managers lengthen or shorten a fund's duration based on their outlook for interest rates. Other managers were more aggressive than we were in calling for lower interest rates. Our shorter duration held us back as rates fell.

Q: You added corporate bonds to the Fund's investment portfolio in the fourth quarter of 1996. What prompted the move?

A: Our investment objective is high current income. While we invest primarily in U.S. government securities, we have the latitude in our investment policies to invest up to 20 percent of the Fund's assets in other types of debt securities. We added investment-grade corporate bonds to our holdings because we believe they offered income and total return potential comparable to or better than mortgage-backed securities -- without the refinancing risks. At December 31, we held 8.9 percent of total net assets in corporate bonds.

   This is the first time in my eight years as manager of the Fund that we've held corporate bonds. Our purchases were high-quality, investment-grade issues with five- to 10-year maturities. Two examples are a nine-year note from First Chicago NBD Corporation, a midwestern bank holding company, and a 10-year note issued by Rite Aid Corporation, a leading drugstore chain with positive earnings trends. At December 31, each holding represented 2 percent of total net assets.

Q: What is your outlook for the next several months?

A: While the economy continues to send mixed signals, we believe growth eventually will moderate, leading to a modest decline in interest rates. Under this scenario, we believe mortgage-backed securities and corporate bonds will outperform Treasuries in the months ahead. We will continue to closely monitor interest rates and seek to capture the best relative values among the sectors in which we invest.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings as of December 31, 1996; portfolio data subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Adviser currently limits expenses to 1 percent of average net assets, subject to termination upon 30 days' notice to the Fund. Absent past limits, the Fund's 30-day standardized yield at December 31, 1996, would have been 5.98 percent and total return would have been less. The Fund is neither insured nor guaranteed by the U.S. government. Although the Fund invests primarily in U.S. Government securities, it may invest up to 20 percent of its assets in other types of debt securities. The Lehman Government Bond Index represents an unmanaged group of government securities that differs from the composition of the Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's U.S. government fund peer group for the one -, five- and 10-year periods ended December 31, 1996, were 1.89 percent, 5.82 percent and 7.04 percent, respectively.

-----------------------------------------------------------------------------
                                   Fund Data

   Investment Objective:

   Seeks high current income consistent with capital preservation by investing primarily in a diversified portfolio of marketable debt securities. The dollar-weighted average life of its portfolio is expected to be between three and 10 years.

   Fund Inception:
   December 5, 1978

   Total Net Assets:
   $312.4 million
-----------------------------------------------------------------------------

Intermediate Bond Fund Q&A

Q: How did the Fund perform?

A: At 5.33 percent, Intermediate Bond Fund's six-month total return surpassed both the 4.93 percent return of the Lehman Intermediate Government/Corporate Bond Index and the 4.51 percent median return of the Lipper intermediate investment-grade debt fund peer group.

   As of December 31, 1996, the Fund's 30-day standardized yield was 6.55 percent.

Q: What contributed to the Fund's performance?

A: Our overweighting of corporate bonds versus the Fund's peer group was the primary factor driving performance. One of Stein Roe's strengths is our proprietary credit research capability. We think our analysts have done a great job of evaluating securities and identifying those offering the highest return potential.

Q: What other factors affected performance?

A: The Fund benefited when we realized substantial appreciation on several trust preferred capital securities we purchased in the most recent quarter. Trust preferred capital securities provide a good after-tax cost of capital to banks that issue them. Fearing that Congress would limit some of these tax advantages, banks rushed to issue more than $17 billion in these securities during the fourth quarter of 1996.

   Trust preferred capital securities are structured like a standard bond -- they have a $1,000 par value and make interest payments every six months. They generally have a 30-year maturity, with a 10-year call. While carrying the preferred name, these securities are considered by the credit rating agencies to be junior subordinated debt of the banks issuing them.

   Over the long term, we think our investments in trust preferred capital securities will offer above-average yield and total return potential. At December 31, we owned trust preferred capital securities issued by Crestar Financial and Riggs Capital Trust, representing 1.6 percent and 1.3 percent of total net assets, respectively.

Q: Have you changed your investment strategy in recent months?

A: Not at all. We continue to manage the Fund on a best relative value basis, looking for pricing inefficiencies between the different sectors of the intermediate bond market. We reallocate assets to the sectors that we believe offer the most return potential.

   I think the portfolio adjustments we made to take advantage of the "fourth quarter effect" -- a seasonal trading pattern in which corporate bonds tend to outperform Treasury securities -- best illustrate our strategy in action. During the third quarter, we reduced our heavier-than-usual weighting of Treasury securities by selling intermediate Treasuries, then used part of the proceeds and our cash position to increase the Fund's corporate bond weighting. At December 31, corporate bonds accounted for 67 percent of total net assets, up from 56 percent on September 30.

Q: So where are you finding investment opportunities?

A: We're currently finding added value in corporate bonds. We increased our holding of Rite Aid Corporation, a leading drugstore chain with positive operating trends. At 3.0 percent of total net assets, it is one of our largest holdings. In addition, we modestly added to our 30-year bond position in mid-December when prices fell and yields spiked to attractive levels.

   We still are finding opportunities in Yankee bonds -- dollar-denominated bonds of foreign issuers. Foreign bonds offer a yield premium over comparable domestic issues because they are less familiar to investors. Although it is still at an attractive level, that yield premium is diminishing as investors become increasingly comfortable with foreign issues.

Q: What's your outlook?

A: While the economy continues to send mixed signals, we believe inflation will remain moderate and economic growth will eventually slow, leading to a modest decline in interest rates. We believe the Fund is positioned to benefit from this scenario.

   We'll continue to focus on issues that we believe will perform well in a slower-growth environment. We may selectively trim our mortgage holdings, eliminating those bonds that have the greatest exposure to prepayment risk. We believe mortgage-backed securities remain attractive long-term investments, however. Consequently, we plan to maintain a core holding of mortgage-backed securities, totaling roughly 20 percent to 25 percent of total net assets.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings as of December 31, 1996; portfolio data subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Prior to November 1, 1996, the Adviser limited expenses to 0.70 percent of average net assets. Absent past limits, total return would have been less. The Lehman Intermediate Government/ Corporate Bond Index represents an unmanaged group of intermediate-term bonds that differs from the composition of the Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's intermediate investment-grade debt fund peer group for the one-, five- and 10-year periods ended December 31, 1996, were 3.01 percent, 6.33 percent and
7.66 percent, respectively. Foreign investments involve currency, market and political risks not generally associated with U.S. investments.

Fund Highlights
------------------------------------------------------------------------------
                                                     Government Income Fund
                                                    Securities Type Breakdown
                                                PORTFOLIO         PORTFOLIO
                                              JUNE 30, 1996    DECEMBER 31, 1996
------------------------------------------------------------------------------
Federal Agency Mortgage-
  Backed Securities                                  46.2%               44.2%
U.S. Treasury Securities                             34.7                37.5
Corporate Bonds                                       --                 8.9
AAA Mortgage-Backed Securities                       4.8                 3.6
Federal Agency Securities                            2.6                 2.8
Asset-Backed Securities                               --                 1.7
Cash and Equivalents                                 11.7                1.3
------------------------------------------------------------------------------
Total                                                100.0%              100.0%
------------------------------------------------------------------------------

Pie Chart Data:
                                  Maturity

  As of June 30, 1996                         As of December 31, 1996

Greater than 25 Years  20.3%              Greater than 25 Years  21.4%
20-25 Years            28.6%              20-25 Years            24.0%
10-20 Years            24.1%              10-20 Years            27.6%
5-10 Years             16.5%              5-10 Years             16.6%
Less than 5 Years      10.5%              Less than 5 Years      10.4%

------------------------------------------------------------------------------
Pie Chart Data:
                              Portfolio Quality

As of June 30, 1996                       As of December 31, 1996

AAA/Agency (60.7%)                        AAA/Agency (53.4%)
Treasury (39.3%)                          AA (2.0%)
                                          A (4.0%)
                                          BBB (3.1%)
                                          Treasury (37.5%)

Fund Highlights
------------------------------------------------------------------------------
                            Intermediate Bond Fund
                           Securities Type Breakdown
                                                PORTFOLIO          PORTFOLIO
                                              JUNE 30, 1996    DECEMBER 31, 1996
------------------------------------------------------------------------------
Corporate Bonds                                      33.2%               38.1%
Foreign Issues                                       24.0                29.1
Mortgage-Backed Securities                           30.5                25.3
Asset-Backed Securities                              5.9                 5.0
U.S. Treasury Securities                             0.9                 2.3
Cash and Equivalents                                 5.5                 0.2
------------------------------------------------------------------------------
Total                                                100.0%              100.0%
------------------------------------------------------------------------------

Pie Chart Data:
                            Average Life

As of June 30, 1996                       As of December 31, 1996

Greater than 10 Years  6.6%               Greater than 10 Years  15.0%
5-10 Years             9.1%               5-10 Years             1.3%
1-5 Years              55.7%              1-5 Years              44.6%
Less than 1 Year       28.6%              Less than 1 Year       39.1%

------------------------------------------------------------------------------
Pie Chart Data:
                        Portfolio Quality

As of June 30, 1996                       As of December 31, 1996

AAA/Agency (26.7%)                        AAA/Agency (26.3%)
AA (11.1%)                                AA (10.3%)
A (24.8%)                                 A (24.2%)
BBB (23.4%)                               BBB (29.9%)
BB (14.0%)                                BB (9.3%)

Q&A
------------------------------------------------------------------------------
An Interview with Ann Benjamin, Portfolio Manager
of Income Fund and SR&F High Yield Portfolio
------------------------------------------------------------------------------
                                   Fund Data

   Investment Objective:

   Seeks high current income by investing principally in medium-quality debt securities. The Fund also may invest in higher-quality securities and, to a lesser extent, lower-quality securities which may involve greater credit and other risks.

   Fund Inception:
   March 5, 1986

   Total Net Assets:
   $339.8 million

------------------------------------------------------------------------------
Photographic image of Ann Benjamin.

Income Fund Q&A

Q: How did the Fund perform?

A: For the six months ended December 31, 1996, Income Fund posted a total return of 5.90 percent, outpacing both the 4.93 percent return of the Lehman Intermediate Corporate Bond Index and the 5.21 percent median return of its Lipper corporate debt BBB fund peer group.

   As of December 31, 1996, Income Fund's 30-day standardized yield was 6.78 percent.

Q: What contributed to the Fund's performance?

A: Once again, the Fund's solid performance was driven by our sig nificant weighting in high yield debt -- 31.7 percent of total net assets on December 31, 1996 -- which contin ued to outperform investment-grade debt. Fueled by strong mutual fund inflows and heavy investor demand, the high yield market excelled during the last six weeks of 1996. The Fund also ben e fited when credit upgrades to several of our holdings including CS First Boston Co., Continental Cablevision Inc. and Corporacion Andina de Fomento -- 1.8 per cent, 1.1 percent and 1.6 percent of total net assets, respectively -- boosted the values of the bonds we own.

Q: Did any other sectors contribute to performance?

A: Our Yankee bonds continued to enhance the Fund's yield. These bonds offer a yield premium because they are investments in foreign companies and carry more risks than domestic issues. We believe improving foreign economies could lead to upgrades for some of the bonds we hold.

Q: How has the economic uncertainty of the last six months affected your strategy?

A: As we entered the second half of 1996, we anticipated a slowing economy and planned to reduce our high yield exposure. The economy, however, has continued to grow at a reasonable pace and inflation has remained in check. We modestly decreased our high yield position during the third quarter of 1996, but subsequently raised it when considerable new high yield issuance came to the market toward the end of the most recent quarter.

Q: Where are you finding opportunities now?

A: We've focused on the high yield market. We purchased more than a dozen high yield issues in a variety of industries. Purchases included AK Steel Corporation, a diversified steel manufacturer; Allied Waste, a company specializing in nontoxic waste removal; California Energy Co. Inc., a worldwide energy producer; and Quest Diagnostics Inc., a manufacturer of medical diagnostic tools -- 0.6 percent, 0.3 percent, 1.1 percent and 0.3 percent of total net assets, respectively. Our analysts believe all of these companies have favorable long-term prospects.

Q: Are there any industries that you are avoiding?

A: We think casinos have lost some of their previous luster. There's a tremendous amount of overbuilding in Las Vegas and we're concerned that it will have an impact on the financial quality of the entire category. We also continue to avoid retailers, given concerns over consumer confidence.

Q: What is your outlook for the Fund?

A: We intend to maintain a relative ly neutral positioning until we better ascertain the economy's direct ion. We think the high yield sector will continue to be stable, providing that inflows maintain their current levels. We may reduce our high yield weighting or upgrade credit quality if we see weaker economic activity or volatility in the stock market.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings as of December 31, 1996; portfolio data subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Prior to November 1, 1996, the Adviser limited expenses to 0.82 percent of average net assets. Absent past limits, total return would have been less. The Lehman Intermediate Corporate Bond Index is an unmanaged group of intermediate-term bonds that differs from the composition of the Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's corporate debt BBB fund peer group for the one-, five- and 10-year periods ended December 31, 1996, were
2.78 percent, 7.85 percent and 8.45 percent, respectively.

Investing in high yield bonds involves greater credit and other risks not associated with investing in higher-quality securities.

Foreign investments involve currency, market and political risks not generally associated with U.S. investments.

Q&A
------------------------------------------------------------------------------
                                   Fund Data

   Investment Objective:

   Seeks high current income and capital appreciation by investing principally in high yield, high-risk, medium- and lower-quality debt securities.

   Fund Inception:
   November 1, 1996

   Total Net Assets:
   $6.8 million
------------------------------------------------------------------------------
High Yield Fund Q&A

Q: How has the Fund performed since its launch on November 1, 1996?

A: High Yield Fund's total return from inception through December 31, 1996, was 2.71 percent. As of December 31, 1996, the Fund's 30-day standardized yield was 8.50 percent.

Q: What was your start-up strategy?

A: Our outlook for the different sectors of the high yield market drove our initial investment allocations for the Portfolio. We overweighted sectors that we believed have positive industry trends and the potential to outperform the broad market. Examples included media and entertainment, transportation and leisure.

   We underweighted sectors that we believed were either fully valued or would perform poorly in the coming months. Examples included energy, forest products and housing. We assigned a market weighting to sectors that we thought would match the market's performance. These included food and drug, manufacturing, aerospace and consumer durables.

Q: What were some of your initial purchases?

A: We were fortunate in that soon after the Portfolio was launched a substantial number of new issues came to market, presenting the opportunity to invest in a variety of industries. As we built the portfolio, we purchased both new issues and existing credits from companies that we believe have strong fundamentals. Purchases included Newport News Shipbuilding Inc., the largest private shipbuilder in the United States; Comcast Corporation, a cable operator; Ralph's Grocery Co., a grocery chain serving the western United States; and Allied Waste North America, a nontoxic solid waste disposal company -- 2.3 percent, 2.3 percent, 2.3 percent, and 2.3 percent of total net assets, respectively.

Q: How do you address the credit risk associated with high yield bonds?

A: We take an equity-like approach to managing credit risk. To help ensure that our investments are sound, our investment process incorporates intensive credit research and estimates of a company's future earnings potential. We constantly monitor stock and bond prices, as well as earnings reports and news items about our holdings.

   We also develop relationships with management. If a company's performance is off track, we talk to them to find out why. Even if they are above plan, we want to know why. We believe that this extra effort helps us to be better investors.

   Finally, by blending various sectors together, we believe we can create a broadly diversified portfolio, which helps reduce the risks associated with individual bonds.

Q: Why should investors hold high yield bonds in their portfolios?

A: We believe high yield bonds are an unique asset class in that their performance tends not to correlate with either the stock or bond market. These issues tend to be more sensitive to changes in the financial condition of the issuer than to the interest rate environment. We believe high yield bonds offer a good way to diversify your holdings, as well as a way to help lower the overall volatility of your portfolio.

Q: What is your outlook for the Fund?

A: We expect the high yield market to continue to perform well, despite the fact that new issuance is expected to remain strong. We plan to maintain a portfolio that is broadly diversified among industries and companies. We will over- or under weight certain sectors depending on our view of the general economy, specific industries and companies.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings as of December 31, 1996; portfolio data subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Adviser currently limits expenses to 1 percent of average net assets, subject to 30 days' notice to the Fund. Absent this limit, the Fund's 30-day standardized yield at December 31, 1996, would have been 6.63 percent and total return would have been less.

Investing in high yield bonds involves greater credit and other risks not associated with investing in higher-quality securities.

Fund Highlights

-----------------------------------------------------------------------------
                                  Income Fund
                           Securities Type Breakdown
                                                PORTFOLIO          PORTFOLIO
                                              JUNE 30, 1996    DECEMBER 31, 1996
------------------------------------------------------------------------------
Industrial                                           17.8%               39.6%
Financial                                            20.5                18.4
Miscellaneous                                        36.9                11.0
Foreign Sovereign Bonds                              7.7                 13.7
Utilities                                            8.5                 8.2
U.S. Government Securities                           4.5                 7.9
Cash and Equivalents                                 4.1                 1.2
------------------------------------------------------------------------------
Total                                                100.0%              100.0%
------------------------------------------------------------------------------

                                   Maturity
As of June 30, 1996                      As of December 31, 1996
Greater than 20 Years  3.8%              Greater than 25 Years  2.4%
10-20 Years            10.9%             10-20 Years            12.1%
5-10 Years             69.5%             5-10 Years             60.6%
1-5 Years              15.1%             1-5 Years              21.0%
Less than 1 Year       0.7%              Less than 1 Year       3.9%

------------------------------------------------------------------------------
Pie Chart Data:
                              Portfolio Quality

As of June 30, 1996                       As of December 31, 1996

B/Not Rated             (7.7%)            B/Not Rated            (14.9%)
BB                     (25.5%)            BB                     (22.2%)
BBB                    (30.2%)            BBB                    (27.5%)
A                      (20.5%)            A                      (23.1%)
AA                     (11.3%)            AA                      (6.7%)
Treasury/AAA/Agency     (4.8%)            Treasury/AAA/Agency     (5.6%)

Fund Highlights

------------------------------------------------------------------------------
                                High Yield Fund
                           Securities Type Breakdown
                                                          PORTFOLIO
                                                      DECEMBER 31, 1996
------------------------------------------------------------------------------
Industrial                                                    75.8%
Financial                                                     13.0
Miscellaneous                                                 4.5
Utilities                                                     2.6
Transportation                                                2.4
Cash and Equivalents                                          1.7
------------------------------------------------------------------------------
Total                                                         100.0%
------------------------------------------------------------------------------
Pie Chart Data:
                                   Maturity

                            As of December 31, 1996

                            10-20 Years        4.6%
                            5-10 Years        84.4%
                            1-5 Years          2.4%
                            Less than 1 Year   8.6%
------------------------------------------------------------------------------
Pie Chart Data:
                               Portfolio Quality

                            As of December 31, 1996

                            Not Rated           (2.3%)
                            B                  (72.9%)
                            BB                 (16.2%)
                            Treasury/AAA/Agency (8.6%)

Government Income Fund
------------------------------------------------------------------------------
Investments as of December 31, 1996
(Dollar Amounts In Thousands)
(Unaudited)

                                                         Principal        Market
LONG-TERM OBLIGATIONS  (98.9%)                              Amount         Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (40.4%)

Federal National Mortgage Association

   8.000% 4/13/05....................................      $ 1,000       $ 1,019
U.S. Treasury Bonds
   12.750% 11/15/10..................................          600           849
   7.500% 11/15/16...................................        1,350         1,461
   8.875% 8/15/17....................................        4,200         5,186
   6.750% 8/15/26....................................          750           756
U.S. Treasury Notes
   8.250% 7/15/98....................................        1,500         1,554
   7.750% 12/31/99...................................        1,000         1,046
   6.500% 8/15/05....................................        1,500         1,509
   7.000% 7/15/06....................................          750           779
   6.500% 10/15/06...................................        1,000         1,006
                                                                        --------
                                                                          15,165

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (44.3%)
Federal Home Loan Mortgage Corporation
   12.000% 7/01/13...................................          238           270
Federal Home Loan Mortgage Corporation Gold
   7.500% 3/01/08....................................        1,542         1,573
   12.000% 7/01/20...................................          822           941
   7.500% 11/01/23...................................        1,162         1,168
Federal Home Loan Mortgage Corporation Remic Trust
   9.500% 4/15/19 Series 11-C........................          113           117
Federal National Mortgage Association
   8.000%  6/01/02...................................          495           511
   6.000% 4/01/09....................................          740           712
   7.000% 7/1/11.....................................        1,703         1,700
   6.000% 2/01/24....................................          818           766
   8.500% 7/01/24....................................        1,041         1,081
   8.000% 9/01/24....................................          902           920
   8.500% 11/01/24...................................           30            31
   8.500% 12/01/24...................................        1,313         1,362
   8.500% 3/01/25....................................           15            16
   8.000% 9/01/25....................................          429           437
Federal National Mortgage Association Remic Trusts
   9.250% 3/25/18 Series 1988-4-Z....................        1,179         1,228
   14.000% (Effective Yield) 7/25/98 Series 1991-91-SA         910            51
Government National Mortgage Association
   8.000% 6/15/06....................................          113           117
   8.000% 3/15/08....................................          851           882
   8.000% 5/15/08....................................           69            71
   8.000% 6/15/08....................................          297           308
   8.000% 7/15/08....................................        1,154         1,194
   9.000% 6/15/16....................................          347           371
   9.000% 8/15/16....................................           61            65
   9.000% 11/15/16...................................          196           209
   9.000% 2/15/17....................................           86            92
   9.000% 3/15/21....................................          175           186
   9.000% 8/15/21....................................          270           287
                                                                        --------
                                                                          16,666

Government Income Fund CONTINUED
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
ASSET-BACKED OBLIGATION (1.8%)
Greentree Finance Manufactured Housing Series 1996-9-B1
   7.650% 1/15/28....................................       $  650        $  655

COMMERCIAL BANKS (3.5%)
First Chicago NBD Sub 6.125% 2/15/26.................          800           749
First Federal of Michigan Zero Coupon (Effective Yield 7.409%)
   2/26/05...........................................        1,000           579
                                                                        --------
                                                                           1,328

MORTGAGE-BACKED SECURITIES (4.9%)
Federal Realty Investment Trust 7.480% 8/15/26.......          500           505
MDC Mortgage Fund 8.850% 3/20/18.....................          462           471
Merrill Lynch Trust Series 20-D 8.000% 12/20/18......          526           532
Structured Asset Security Corp. Series 1996-CFL Class X-1
   12.960% (Effective Yield) 2/25/28.................        6,523           338
                                                                        --------
                                                                           1,846
                                                                        --------
RETAIL (2.0%)
Rite Aid Corp. 7.125 1/15/07.........................          750           749

UTILITIES (2.0%)
National Mohawk Power Corp. 7.125% 7/11/01...........          750           760
                                                                        --------

TOTAL LONG-TERM OBLIGATIONS
(Cost basis $36,016)..............................................        37,169
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATION (1.3%)
REPURCHASE AGREEMENT
BA Securities 6.500%; 12/31/96 agreement collateralized by
   Federal Home Loan discount note due 12/11/97
   (Amortized cost $505).............................          505           505
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
(Cost basis $36,521)..............................................        37,674
OTHER ASSETS, LESS LIABILITIES (-0.2%)............................          (91)
                                                                        --------
TOTAL NET ASSETS (100%)...........................................       $37,583
                                                                        ========
--------------------------------------------------------------------------------
See accompanying notes to financial statements.

Intermediate Bond Fund
--------------------------------------------------------------------------------
Investments as of December 31, 1996
(Dollar Amounts In Thousands)
(Unaudited)

                                                         Principal        Market
LONG-TERM OBLIGATIONS  (98.5%)                              Amount         Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (2.2%)

U.S. Treasury Bond 6.750% 8/15/26....................      $ 1,500      $ 1,512
U.S. Treasury Note 6.500% 10/15/06...................        5,500        5,531
                                                                       --------
                                                                          7,043

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (13.8%)
Federal Home Loan Mortgage Corporation Gold
   12.000% 7/01/20...................................        3,920        4,483
Federal Home Loan Mortgage Corporation
   Remic Trust Series 11-C 9.500% 4/15/19............          271          280
Federal National Mortgage Association
   8.500% 4/01/01....................................            1            1
   8.500% 5/01/03....................................           22           23
   8.500% 9/01/03....................................           92           96
   8.500% 11/01/03...................................          190          198
   6.000% 4/01/09....................................       12,378       11,920
   11.250% 11/01/13 (FHA/VA guaranteed)..............          220          247
   6.000% 1/01/24....................................          917          859
   6.000% 3/01/24....................................        2,643        2,475
   8.000% 9/01/24....................................          902          920
   8.500% 12/01/24...................................        3,062        3,180
   8.000% 8/01/25....................................        2,961        3,018
Federal National Mortgage Association Remic Trusts
   14.400% (Effective Yield) 7/25/98 Series 1991-91-SA       4,345          243
   9.250% 3/25/18 Series 88-4-Z......................        3,986        4,151
Government National Mortgage Association
   8.000% 1/15/08....................................          628          651
   8.000% 2/15/08....................................          409          424
   8.000% 4/15/08....................................          477          494
   8.000% 5/15/08....................................          600          621
   8.000% 6/15/08....................................        2,632        2,724
   8.000% 7/15/08....................................          490          507
   9.000% 6/15/16....................................          152          162
   9.000% 8/15/16....................................           98          104
   9.000% 10/15/16...................................          211          226
   7.125% 7/20/25 ARM (Floating Rate)................        5,351        5,473
                                                                       --------
                                                                         43,480

AIR TRANSPORTATION (2.5%)
Federal Express Corporation 1994 Pass-Through Certificates
   Series A310-A1 7.530% 9/23/06.....................        4,127        4,192
United Airline Corporation Series 1991-A1
   9.200% 3/22/08....................................        3,273        3,575
                                                                       --------
                                                                          7,767

Intermediate Bond Fund CONTINUED
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
ASSET-BACKED OBLIGATIONS (5.0%)
Airplane Pass-Through Trust Series 1 Class A 6.513% 3/15/19
   Floating Rate.....................................      $ 2,914      $ 2,932
ALPS Pass-Through Trust Series 1994-1 Class C2
   9.350% 9/15/04....................................        3,482        3,569
First Boston Home Equity Loan Pass-Through
   Certificates Series 1993-H1 Class A-IO 12.820% (Effective
   Yield) 9/28/13....................................       23,846          927
Green Tree Financial Corporation Series 1996-9 Class B1
   7.650% 1/15/28....................................        5,750        5,794
Greentree Home Improvement Loan Trust Series 1994-A Class A
   7.050% 3/15/14....................................        2,523        2,535
                                                                       --------
                                                                         15,757

COMMERCIAL BANKS (5.9%)
Crestar Financial 8.160% 12/15/26....................        5,000        5,028
First Chicago NBD 6.125% 2/15/06.....................        3,500        3,276
First Federal of Michigan Zero Coupon
   (Effective Yield 7.409%) 2/26/05..................       11,000        6,363
Riggs Capital Trust 8.625% 12/31/26..................        4,000        4,024
                                                                       --------
                                                                         18,691

COMMUNICATIONS (4.8%)
LeGroupe Videotron Ltee (Yankee Issue) 10.625% 2/15/05       3,000        3,300
Rogers Cablesystem (Yankee Issue) 9.625% 8/01/02.....        3,000        3,124
TCNZ Finance Ltd. 6.500% 10/11/01....................        5,000        4,976
Viacom International 10.250% 9/15/01.................        3,500        3,801
                                                                       --------
                                                                         15,201

CONSTRUCTION (4.3%)
Hanson Overaseas B.V. 7.375% 1/15/03.................        6,000        6,151
*Vodohospodarska Vystavba (Yankee Issue) 7.250% 12/19/06     7,500        7,340
                                                                       --------
                                                                         13,491

CONTAINERS AND GLASS (1.1%)
Owens-Illinois, Inc. 11.000% 12/01/03................        3,000        3,338

ENERGY & ENERGY SERVICES (8.0%)
BOC Group Plc 5.875% 1/29/01.........................        6,100        5,956
National Power Co. Plc 7.125% 7/11/01................        9,500        9,629
*Oslo Seismic Service (Yankee Issue) 8.280% 6/01/11..        4,905        5,097
YPF Sociedad Anonima (Yankee Issue) 7.500% 10/26/02..        4,338        4,403
                                                                       --------
                                                                         25,085

FINANCIAL & INVESTING INSTITUTIONS (8.1%)
*Cigna CBO 1996-1 Ltd. 11/15/08......................        5,000        5,103
Federal Realty Investment Trust
   6.625% 12/01/05...................................        1,500        1,437
   7.480% 8/15/26....................................        6,000        6,059
Meditrust 7.820% 9/10/26.............................        4,500        4,641
Oasis Residential Inc. 7.250% 11/15/06...............        5,000        4,906
S.U.S.A. L.P. 7.125% 11/01/03........................        3,250        3,223
                                                                       --------
                                                                         25,369

FINANCIAL SERVICES (1.6%)
Credit Foncier (Yankee Issue) 5.332% 9/25/02.........        5,000        4,875

FOOD & BEVERAGES (1.0%)
Coca-Cola Enterprises 6.700% 10/15/36................        3,000        3,015

Intermediate Bond Fund CONTINUED
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
FOREIGN GOVERNMENT REGIONAL BONDS (1.8%)
*Corporacion Andina de Fomento (Yankee Issue)
   6.625% 10/14/98...................................      $ 5,500      $ 5,509

FOREIGN SOVEREIGN (3.2%)
Republic of Slovenia 7.000% 8/06/01..................        6,000        6,069
United Mexican States 7.563% 8/06/01 Floating Rate...        4,000        4,005
                                                                       --------
                                                                         10,074

HEALTH SERVICES & EQUIPMENT (3.8%)
Loewen Group International (Yankee Issue) 8.250% 4/15/03     4,500        4,533
Smithkline Beecham 6.750% 10/30/01...................        7,500        7,553
                                                                       --------
                                                                         12,086

MINING (3.0%)
Freeport-McMoran Copper & Gold 7.200% 11/15/26.......        2,500        2,467
PT Alatief Freeport Financial Co. B.V. (Yankee Issue)
   9.750% 4/15/01....................................        3,500        3,812
Santa Fe Pacific Gold 8.375% 7/01/05.................        3,000        3,146
                                                                       --------
                                                                          9,425

MORTGAGE-BACKED SECURITIES (11.3%)
American Mortgage Trust Series 1993-3 Class 3B
   8.190% 9/27/22....................................        2,840        2,691
Kidder Peabody Series 1994-C3-A2 8.500% 4/01/07......        3,500        3,774
*Lennar Central Partners L.P. Series 1994-1
   Class C 8.120% 9/15/02............................        3,500        3,506
MDC Mortgage Funding Corporation Series Q
   Class 5 8.850% 3/20/18............................        1,618        1,649
PS CMO Trust Series 1994-C1-A2 7.920% 8/15/02........        4,094        4,202
Merrill Lynch Mortgage Investments Inc.
   8.000% 12/20/18 Series 20-D.......................        3,735        3,773
   7.088% 12/26/25 Series 1995-C3 Class A3 ARM.......        4,000        3,974
Nomura Asset Securities Corp. 1996-MD5 Class A-1B
   7.120% 4/13/36....................................        3,000        3,020
Resolution Trust Corporation Series 1992-5
   Class A3 8.850% 5/25/22...........................        2,515        2,566
Structured Assets Securities Corporation
   12.960% (Effective Yield) 2/25/28 Series 1996-CFL
   Class X1                                                 52,462        2,718
   6.525% 2/25/28 Series 1996-CFL Class C............        3,684        3,601
                                                                       --------
                                                                         35,474

PAPER (2.0%)
James River Corp 8.375% 11/15/01.....................        6,000        6,396

PUBLISHING & BROADCASTING (0.6%)
Time Warner Inc. 7.975% 8/15/04......................        1,862        1,901

RETAIL (3.6%)
Rite Aid Corp.
   7.625% 4/15/05....................................        5,000        5,164
   7.125% 1/15/07....................................        4,250        4,245
Sears Roebuck & Co. 9.250% 4/15/98...................        2,000        2,080
                                                                       --------
                                                                         11,489

UTILITIES (10.9%)
*CSW Investments 7.450% 8/01/06......................        5,000        5,071
Financiera Energetica Nacional 9.000% 11/08/99.......        4,250        4,447
Niagara Mohawk Power Corp. 7.375% 8/01/03............        3,650        3,410
Pacific Gas & Electric Series 93C 6.250% 8/01/03.....        6,000        5,846

Intermediate Bond Fund CONTINUED
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
UTILITIES (CONTINUED)
PSI Energy Inc. 6.350% 11/15/06......................      $ 2,000      $ 1,987
Public Service of Colorado 7.125% 6/01/06............        7,500        7,573
Public Service Electric & Gas Series PP 6.500% 5/01/04       6,000        5,850
                                                                      ---------
                                                                         34,184
-------------------------------------------------------------------------------
TOTAL LONG-TERM OBLIGATIONS
(Cost basis $306,442).............................................       309,650
OTHER ASSETS, LESS LIABILITIES (1.5%).............................         4,705
                                                                       ---------
TOTAL NET ASSETS (100.0%).........................................      $314,355
                                                                       =========
--------------------------------------------------------------------------------

*Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the Fund, and any resale by the Fund must be in an exempt transaction, normally to other qualified institutional investors. At December 31, 1996, the aggregate value of the Fund's private placement securities was $31,626 (aggregate cost of $31,434) which represented 10.1 percent of net assets.

At December 31, 1996, bonds issued by foreign entities represented 29.1 percent of net assets.

See accompanying notes to financial statements.

Income Fund
-------------------------------------------------------------------------------
Investments as of December 31, 1996
(Dollar Amounts In Thousands)

(Unaudited)
                                                         Principal        Market
LONG-TERM OBLIGATIONS (95.7%)                               Amount         Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (5.4%)

U.S. Treasury Bonds
   7.500% 11/15/16...................................      $ 4,500      $ 4,869
   6.875% 8/15/25....................................        4,000        4,077
U.S.  Treasury Notes
   6.250% 2/15/03....................................        2,500        2,496
   6.500% 10/15/06...................................        6,750        6,788
                                                                       --------
                                                                         18,230

AIRLINES (1.7%)

American Airlines Equipment Trust 9.710% 1/02/07.....        3,081        3,473
Greenwich Air Services 10.500% 6/01/06...............        2,000        2,140
                                                                       --------
                                                                          5,613

ASSET-BACKED OBLIGATIONS (0.3%)

ALPS Pass-Through Trust Series 1994-1 Class C2
   9.350% 9/15/04                                              995        1,020

BUSINESS SERVICES (1.6%)
Iron Mountain 10.125% 10/01/06.......................        1,000        1,060
Lamar Advertising 9.625% 12/01/06....................        1,850        1,906
Safelite Glass Corporation 9.875% 12/15/06...........        2,350        2,394
                                                                       --------
                                                                          5,360

CABLE/MEDIA (12.8%)
British Sky Broadcasting 7.300% 10/15/06.............        2,000        2,008
Continental Cablevision Inc. 8.875% 9/15/05..........        3,500        3,892
Cox Communications 6.500% 11/15/02...................        4,500        4,414
Heritage Media 8.750% 2/15/06........................        3,000        2,884
JayCor Communications Inc. 10.125 6/15/06............        1,500        1,549
Le Groupe Videotron Ltee (Yankee Issue) 10.625% 2/15/05      3,000        3,300
News America Holdings Inc. 8.625% 2/01/03............        6,000        6,496
Rogers Cable Systems Senior Secured Second Priority Note
   (Yankee Issue) 9.625% 8/01/02.....................        3,000        3,124
Sinclair Broadcasting Group 10.000% 9/30/05..........        2,000        2,040
Time Warner Entertainment
   8.875% 10/01/12...................................        3,000        3,263
   9.625% 5/01/02....................................        3,000        3,365
Viacom International Inc.
   10.250% 9/15/01...................................        3,000        3,258
   7.750% 6/01/05....................................        1,000          977
Young Broadcasting, Inc. 11.750% 11/15/04............        2,500        2,750
                                                                       --------
                                                                         43,320

COMMERCIAL BANKS (3.9%)
Banca Commercial Italian (Yankee Issue) 8.250% 7/15/07       5,000        5,348
Banesto Delaware Inc. 8.250% 7/28/02.................        2,000        2,124
BBV International Finance (Cayman Islands)

   (Yankee Issue) 6.875% 10/27/05....................        6,000        5,868
                                                                       --------
                                                                         13,340

CONTAINERS & PLASTIC (2.1%)
Coca-Cola Bottling Company Medium-Term Note
   8.560% 2/26/02....................................        2,000        2,135
Owens-Illinois, Inc. 11.000% 12/01/03................        2,300        2,559
Plastic Containers Inc. 10.000% 12/15/06.............          850          878
US Can Corporation 10.125% 10/15/06..................        1,500        1,575
                                                                       --------
                                                                          7,147

Income Fund CONTINUED
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
FINANCIAL (10.2%)
CS First Boston Co. 7.750% 5/15/06...................      $ 6,000      $ 6,262
Ford Motor Credit Company
   7.000% 9/25/01....................................        1,000        1,012
   8.000% 6/15/02....................................        5,000        5,282
General Motors Acceptance Corp. 6.625% 10/01/02   ...        6,000        5,947
*Goldman Sachs 7.125% 3/01/03........................        6,000        6,056
Lehman Brothers Inc. 6.125% 2/01/01..................        4,000        3,898
Meditrust 7.375% 7/15/00.............................        2,000        2,024
Merrill Lynch Bank & Trust (Yankee Issue) (Cayman Islands)
   8.390% 8/01/01....................................        3,000        3,172
Polysindo International Finance (Yankee Issue)
   11.375% 6/15/06                                           1,000        1,082
                                                                       --------
                                                                         34,735

FOREIGN SOVEREIGN REGIONAL BONDS (13.7%)
*Corporacion Andina de Fomento (Yankee Issue)
   7.100% 2/01/03....................................        2,500        2,500
   7.375% 7/21/00....................................        3,000        3,056
Dresdner Bank 7.250% 9/15/15.........................        6,000        5,951
*Empresas La Moderna (ELM) 11.375% 1/25/99...........        2,000        2,090
Export/Import Bank of Korea (Yankee Issue) 6.375% 2/15/06    5,000        4,798
China Global 7.375% 7/03/01..........................        5,000        5,118
The Republic of Columbia (Yankee Issue) 8.750% 10/06/99      2,500        2,604
*The Republic of Poland (Yankee Issue) 7.750% 7/13/00        2,000        2,062
Republic of Slovenia 7.000% 8/06/01..................        5,000        5,057
*Republica Orient Uruguay 8.375% 9/26/06.............        3,000        3,032
Swiss Bank Corp 7.000% 10/15/15......................        6,000        5,788
United Mexican States
   9.750% 2/06/01....................................        2,000        2,065
   7.563% 8/06/01 (Floater) .........................        2,500        2,503
                                                                       --------
                                                                         46,624

FUNERAL HOMES (1.8%)
Loewen Group International 8.250% 4/15/03............        5,000        5,037
Service Corporation International 8.375% 12/15/04....        1,000        1,078
                                                                       --------
                                                                          6,115

FUNERAL SUCCESSION (0.3%)
Prime Succession Acquisition Co. 10.750% 8/15/04.....        1,000        1,083

HEALTH SERVICES & EQUIPMENT (1.2%)
Healthcare Properties 6.500% 2/15/06.................        3,500        3,322
Quest Diagnostic Inc. 10.750% 12/15/06...............          850          893
                                                                       --------
                                                                          4,215

HOSPITALS, NURSING HOMES (2.1%)
Tenet Healthcare Corp.
   9.625% 9/01/02....................................        2,000        2,195
   8.625% 12/01/03...................................        2,000        2,113
Universal Health Services, Inc. 8.750% 8/15/05.......        2,800        2,877
                                                                       --------
                                                                          7,185

HOTELS & ENTERTAINMENT (8.3%)
Boyd Gaming Corp. 9.250% 10/01/03....................        1,500        1,470
Caesars World Inc. 8.875% 8/15/02....................        1,000        1,040
Cal Hotel Finance Corp. 11.000% 12/01/02.............        3,660        3,806
Circus Circus Enterprises Inc.
   10.625% 6/15/97...................................        2,000        2,039
   6.450% 2/01/06....................................        2,000        1,880
Harvey Casino 10.625% 6/01/06........................        3,000        3,203
ITT Corp. 6.250% 11/15/00............................        6,000        5,893

Income Fund CONTINUED
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
HOTELS & ENTERTAINMENT (CONTINUED)
MGM Grand Hotel 12.000% 5/01/02......................      $ 4,000      $ 4,310
Royal Caribbean Cruises 7.250% 8/15/06...............        4,500        4,478
                                                                       --------
                                                                         28,119

MACHINERY & METALS & FABRICATED METAL PRODUCTS (4.8%)
AGCO Corporation 8.500% 3/15/06......................        3,000        3,037
*AK Steel Corporation 9.125% 12/15/06................        1,850        1,896
Atrium Companies Inc. 10.500% 11/15/06...............        1,000        1,018
Cincinnati Milacron 8.375% 3/15/04...................        2,000        2,046
Clark Material Handling 10.750% 11/15/06.............          850          882
Rexnord Corp. 10.750% 7/01/02........................        2,000        2,147
Ryerson Tull Inc. 8.500% 7/15/01.....................        5,000        5,144
                                                                       --------
                                                                         16,170

MINING AND AGRICULTURE (2.5%)
PT Alatief Freeport Financial Co. B.V. (Yankee Issue)
    9.750% 4/15/01                                           3,000        3,267
Santa Fe Pacific Gold 8.375% 7/01/05.................        5,000        5,244
                                                                       --------
                                                                          8,511

MORTGAGE-BACKED SECURITY (0.2%)
Resolution Trust Corporation Series 1992-C1 Class A1
   8.800% 8/25/23....................................          640          654

NATURAL GAS & OIL (1.8%)
Colorado Interstate Gas 10.000% 6/15/05..............        1,500        1,785
Texas Eastern Transmission Corporation 10.375% 11/15/00      2,000        2,256
Transco Energy Co. 9.125% 5/01/98....................        2,000        2,077
                                                                       --------
                                                                          6,118

PAPER (1.2%)
PT Riau Andalan Pulp and Paper (Yankee Issue)
    11.500% 12/15/00                                         3,000        3,180
Specialty Paperboard Inc. 9.375% 10/15/06............        1,000        1,008
                                                                       --------
                                                                          4,188

PETROLEUM (0.7%)
*Lyondell Petroleum 9.750% 9/04/03...................        2,000        2,264

REAL ESTATE OPERATIONS (2.6%)
Property Trust of America 6.875% 2/15/08.............        2,000        1,933
Storage USA Partnership LP 7.125% 11/01/03...........        3,000        2,975
Trinet Corp Realty Trust 7.300% 5/15/01..............        4,000        4,046
                                                                       --------
                                                                          8,954

RETAIL (2.4%)
Hook-SuperX, Inc. 10.125% 6/01/02....................        2,000        2,128
Kroger Company 9.750% 2/15/04........................        1,000        1,053
Rite Aid Corporation 7.125% 1/15/07..................        5,000        4,994
                                                                       --------
                                                                          8,175

SANITARY SERVICES (0.3%)
Allied Waste North America 10.250% 12/01/06..........          850          893

SERVICES (1.7%)
ARA Services, Inc. 10.625% 8/01/00...................        1,600        1,762
Aramark Services 8.150% 5/01/05......................        2,000        2,087
Cobblestone Golf Group Inc. 11.500% 6/01/03..........        2,000        2,082
                                                                       --------
                                                                          5,931

TELEPHONE (2.0%)
*Comtel Brasileira Ltd. (Yankee Issue) 10.750% 9/26/04       3,500        3,579
Rogers Cantel, Inc. 9.375% 6/01/08...................        3,000        3,135
                                                                       --------
                                                                          6,714

Income Fund CONTINUED
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
TEXTILE & APPAREL (0.4%)
William Carter 10.375% 12/01/06......................      $ 1,450      $ 1,501

TRANSPORTATION (2.3%)
Mass Transit Railway Corp. 7.250% 10/01/05...........        5,000        4,980
Newport News Ship 9.250% 12/01/06....................        1,850        1,906
Ryder Transportation Incorporated 10.000% 12/01/06...          850          884
                                                                      ---------
                                                                          7,770

UTILITIES (7.4%)
California Energy Co. Inc. 9.500% 9/15/06............        3,500        3,623
Columbia Gas Systems 6.390% 11/28/00.................        5,000        4,960
CTC Mansfield Funding Corporation 11.125% 9/30/16....        1,500        1,598
Enersis SA 6.900% 12/01/06...........................        5,000        4,881
Kentucky Power First Mortgage Medium-Term Note
   8.900% 5/21/01....................................        2,000        2,144
Louisiana Power & Light Company Series A 10.670% 1/02/17     1,000        1,071
*National Power Corp. Medium-Term Note 9.000% 7/05/02        1,500        1,601
PTTEP International Limited 7.625% 10/01/06..........        3,000        3,077
Texas Utilities Company 9.750% 5/01/21...............        2,000        2,204
                                                                      ---------
                                                                         25,159
                                                                      ---------

TOTAL LONG-TERM OBLIGATIONS
(Cost basis $321,537)................................                   325,108
-------------------------------------------------------------------------------
SHORT-TERM OBLIGATION (2.5%)
COMMERCIAL PAPER (2.5%)
Mead Corp. 7.253% 1/02/97
   (Amortized cost $8,523)...........................        8,523        8,523
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.2%)
(Cost basis $330,060).............................................      333,631
OTHER ASSETS, LESS LIABILITIES (1.8%).............................        6,125
                                                                      ---------
TOTAL NET ASSETS (100.0%).........................................     $339,756
                                                                      =========
-------------------------------------------------------------------------------

*Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the Fund, and any resale by the Fund must be in an exempt transaction, normally to other qualified institutional investors. At December 31, 1996, the aggregate value of the Fund's private placement securities was $28,136 (aggregate cost of $27,725) which represented 8.3 percent of net assets. At December 31, 1996, bonds issued by foreign entities represented 13.8 percent of net assets.

See accompanying notes to financial statements.

High Yield Portfolio
-------------------------------------------------------------------------------
Investments as of December 31, 1996
(Dollar Amounts In Thousands)
(Unaudited)
                                                         Principal        Market
LONG-TERM OBLIGATIONS  (89.8%)                              Amount         Value
-------------------------------------------------------------------------------
AUTOMOTIVE (2.4%)
Collins & Aikman Products 11.500% 4/15/06............       $  150        $  164

BUSINESS SERVICES (6.9%)
Iron Mountain Inc. 10.125% 10/01/06..................          150           159
Lamar Advertising Co. 9.625% 12/01/06................          150           154
*Safelite Glass Corp. 9.875% 12/15/06................          150           153
                                                                        --------
                                                                             466

CABLE/MEDIA (9.1%)
American Radio Systems 9.000% 2/01/06................          150           147
JCAC Inc. 10.125% 6/15/06............................          150           155
SFX Broadcasting Series B 10.750% 5/15/06............          150           158
Young Broadcasting Corp. 10.125% 2/15/05.............          150           155
                                                                        --------
                                                                             615

COMMUNICATIONS (11.2%)
Comcast Corporation 9.125% 10/15/06..................          150           153
Frontiervision 11.000% 10/15/06......................          150           150
Heritage Media Corporation 8.750% 2/15/06............          150           144
*Paging Network 10.000% 10/15/08.....................          150           152
*Pricellular Wire 10.750% 11/01/04...................          150           156
                                                                        --------
                                                                             755

CONSUMER PRODUCTS (2.3%)
Revlon Consumer Products Series B 10.500% 2/15/03....          150           158

ENERGY - EXTRACTIVE (2.3%)
*Parker Drilling Corp. 9.750% 11/15/06...............          150           158

HEALTH SERVICES & EQUIPMENT (4.6%)
*IMED Corporation 9.750% 12/01/06....................          150           152
Quest Diagnostic Inc. 10.750% 12/15/06...............          150           158
                                                                        --------
                                                                             310

HOTELS & ENTERTAINMENT (4.4%)
Station Casinos Inc. 10.125% 3/15/06.................          150           150
Trump Atlantic City 11.250% 5/01/06..................          150           149
                                                                        --------
                                                                             299

LEISURE PRODUCTS (2.3%)
*E&S Holdings Corporation 10.375% 10/01/06...........          150           157

MACHINERY & FABRICATED METAL PRODUCTS (9.3%)
*AK Steel Corporation 9.125% 12/15/06................          150           154
*Clark Materials Handling 10.750% 11/15/06...........          150           156
Hayes Wheels International Inc. 11.000% 7/15/06......          150           163
*US Can Corp. 10.125% 10/15/06.......................          150           157
                                                                        --------
                                                                             630

PAPER (4.6%)
APP International Finance Company (Yankee Issue)
   10.250% 10/01/00..................................          150           156
*Specialty Paperboard Inc. 9.375% 10/15/06...........          150           151
                                                                        --------
                                                                             307

High Yield Portfolio CONTINUED
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
RETAIL (7.0%)
*Cole National Group 9.875% 12/31/06.................       $  150        $  155
Ralphs Grocery Co. 10.450% 6/15/04...................          150           159
TLC Beatrice International Holdings 11.500% 10/01/05.          150           159
                                                                        --------
                                                                             473

RUBBER, PLASTIC & RELATED MATERIALS (2.3%)
*Plastic Containers Inc. 10.000% 12/15/06............          150           155

SANITARY SERVICES (2.3%)
*Allied Waste North America 10.250% 12/01/06.........          150           158

SPECIALTY CHEMICALS (2.3%)
*ISP Holdings Inc. 9.000% 10/15/03...................          150           152

TELEPHONE (4.6%)
*Comtel Brasileira Ltd. (Yankee Issue)
   10.750% 9/26/04...................................          150           153
Teleport Communications Group Inc. 9.875% 7/01/06....          150           160
                                                                        --------
                                                                             313

TEXTILES (2.3%)
*William Carter 10.375% 12/01/06.....................          150           155

TRANSPORTATION & TRANSPORTATION EQUIPMENT (7.0%)
Greenwich Air Services 10.500% 6/01/06...............          150           161
*Newport News Shipbuilding Inc. 9.250% 12/01/06......          150           155
*Ryder TRS Inc. 10.000% 12/01/06.....................          150           156
                                                                        --------
                                                                             472

UTILITIES (2.6%)
Midland Funding II Series B 13.250% 7/23/06..........          150           177
                                                                        --------

TOTAL LONG-TERM OBLIGATIONS
(Cost basis $5,976)...............................................         6,074
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATION (8.5%)
COMMERCIAL PAPER
Goldman Sachs Group Ltd. 8.250% 1/02/97..............          290           290
McKenna Triangle 6.750% 1/02/97......................          286           286
                                                                        --------

TOTAL SHORT-TERM OBLIGATIONS
(Amortized cost $576).............................................           576
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.3%)
(Cost basis $6,552)...............................................         6,650
OTHER ASSETS, LESS LIABILITIES (1.7%).............................           116
                                                                        --------
TOTAL NET ASSETS (100%)...........................................       $ 6,766
                                                                        ========
--------------------------------------------------------------------------------

*Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1993. These securities generally are issued to qualified institutional buyers, such as the Portfolio, and any resale by the Portfolio must be in an exempt transaction, normally to other qualified institutional investors. At December 31, 1996, the aggregate value of the Portfolio's private placement securities was $2,785 (aggregate cost of $2,732), which represented 41.2 percent of net assets.

At December 31, 1996, bonds issued by foreign entities represented 4.6 percent of net assets.

See accompanying notes to financial statements.

Balance Sheets
December 31, 1996
(All Amounts in Thousands, except per-share amounts)
(Unaudited)
                                                                     Government Intermediate                      High
                                                                         Income         Bond       Income        Yield
                                                                           Fund         Fund         Fund         Fund
                                                                      ---------    ---------    ---------    ---------
Investments, at market value                                          $  37,674    $ 309,650    $ 333,631    $    --
Investment in SR&F High Yield Portfolio, at value                          --           --           --          6,766
Receivable for investments sold                                            --          2,019        1,801         --
Receivable for fund shares sold                                            --            174          358            9
Accrued interest receivable                                                 539        4,465        6,617         --
Cash and other assets                                                       109          625           56           91
                                                                      ---------    ---------    ---------    ---------
     Total Assets                                                     $  38,322    $ 316,933    $ 342,463    $   6,866
                                                                      =========    =========    =========    =========
Liabilities

Payable for investments purchased                                     $    --      $   1,532    $   1,429    $    --
Payable for fund shares redeemed                                            552         --            211         --
Dividends payable                                                           144          656          761            2
Payable to investment adviser and transfer agent                             21          189          255            1
Other liabilities                                                            22          201           51           40
                                                                      ---------    ---------    ---------    ---------
     Total Liabilities                                                      739        2,578        2,707           43
                                                                      ---------    ---------    ---------    ---------
Capital

Paid-in capital                                                          38,518      325,509      342,772        6,724
Net unrealized appreciation of investments                                1,153        3,208        3,571           98
Accumulated net realized gains (losses) on investments                   (2,088)     (14,362)      (6,587)           1
                                                                      ---------    ---------    ---------    ---------
     Total Capital (Net Assets)                                          37,583      314,355      339,756        6,823
                                                                      ---------    ---------    ---------    ---------
     Total Liabilities and Capital                                    $  38,322    $ 316,933    $ 342,463    $   6,866
                                                                      =========    =========    =========    =========
Shares Outstanding (Unlimited Number Authorized)                          3,834       36,055       34,549          672
                                                                      =========    =========    =========    =========
Net Asset Value (Capital) Per Share                                   $    9.80    $    8.72    $    9.83    $   10.16
                                                                      =========    =========    =========    =========
See accompanying notes to financial statements.

Statements of Operations
For The Six Months Ended
December 31, 1996
(All Amounts In Thousands)
(Unaudited)
                                                                     Government Intermediate                   High
                                                                         Income        Bond      Income       Yield
                                                                           Fund        Fund        Fund        Fund
                                                                     ----------  ----------    --------    --------
Investment Income
Interest income                                                        $  1,397    $ 11,593    $ 13,053         $--
Investment income allocated from SR&F High Yield Portfolio                 --          --          --            74
                                                                       --------    --------    --------    --------
     Total Investment Income                                              1,397      11,593      13,053          74
Expenses
Management fees                                                              86         538         785        --
Expenses allocated from SR&F High Yield Portfolio                          --          --          --             9
Administrative fees                                                          29         229         214           1
Transfer agent fees                                                          27         215         228           1
Printing and postage                                                         21          48          36           6
SEC and state registration fees                                              12          20          37        --
Legal and audit fees                                                         10          12          12           3
Accounting fees                                                              12          16          16           4
Trustees' fees                                                                7          12           9           2
Custodian fees                                                                5          25          18           2
Amortization of organization expenses                                      --          --          --             4
Other                                                                        14          39          35        --
                                                                       --------    --------    --------    --------
                                                                            223       1,154       1,390          32
Reimbursement of expenses by investment adviser                             (31)        (54)        (41)        (24)
                                                                       --------    --------    --------    --------
     Total Expenses                                                         192       1,100       1,349           8
                                                                       --------    --------    --------    --------
     Net Investment Income                                                1,205      10,493      11,704          66
                                                                       --------    --------    --------    --------
Realized and Unrealized Gains (Losses) on Investments

Net realized gains (losses) on investments                                  (14)     (1,042)       (385)          1
Net change in unrealized appreciation or depreciation on investments        416       6,102       7,072          98
                                                                       --------    --------    --------    --------
     Net Gains on Investments                                               402       5,060       6,687          99
                                                                       --------    --------    --------    --------
Net Increase in Net Assets Resulting from Operations                   $  1,607    $ 15,553    $ 18,391    $    165
                                                                       ========    ========    ========    ========
See accompanying notes to financial statements.

Statements of Changes in Net Assets
(All Amounts In Thousands)
(Unaudited)
                                                                              Government              Intermediate
                                                                              Income Fund               Bond Fund
                                                                            Year   Six Months         Year   Six Months
                                                                           Ended        Ended        Ended        Ended
                                                                        June 30,     Dec. 31,     June 30,     Dec. 31,
                                                                            1996         1996         1996         1996
Net investment income                                                  $   2,245    $   1,205    $  20,824    $  10,493
Net realized gains (losses) on investments                                   186          (14)       3,857       (1,042)
Net change in unrealized appreciation or depreciation of investments        (656)         416       (7,549)       6,102
                                                                       ---------    ---------    ---------    ---------
     Net Increase in Net Assets Resulting from Operations                  1,775        1,607       17,132       15,553
                                                                       ---------    ---------    ---------    ---------
Distributions To Shareholders
Dividends from net investment income                                      (2,231)      (1,220)     (20,525)     (10,820)
                                                                       ---------    ---------    ---------    ---------
Share Transactions
Subscriptions to fund shares                                              11,176        7,599       91,892       48,501
Investment income dividends reinvested                                     1,663          670       16,753        8,411
Redemptions of fund shares                                               (12,453)      (8,283)    (108,873)     (45,402)
                                                                       ---------    ---------    ---------    ---------
     Net Increase (Decrease) from Share Transactions                         386          (14)        (228)      11,510
                                                                       ---------    ---------    ---------    ---------
     Net Increase (Decrease) in Net Assets                                   (70)         373       (3,621)      16,243
Total Net Assets
Beginning of Period                                                       37,280       37,210      301,733      298,112
                                                                       ---------    ---------    ---------    ---------
End of Period                                                             37,210       37,583      298,112      314,355
                                                                       =========    =========    =========    =========
Accumulated Undistributed Net Investment Income at End of Period       $      14    $    --      $     327    $    --
                                                                       =========    =========    =========    =========
Analyses of Changes in Shares of Beneficial Interest
Subscriptions to fund shares                                               1,138          778       10,517        5,600
Investment income dividends reinvested                                       168           69        1,920          971
                                                                       ---------    ---------    ---------    ---------
                                                                           1,306          847       12,437        6,571
Redemptions of fund shares                                                (1,256)        (849)     (12,495)      (5,245)
                                                                       ---------    ---------    ---------    ---------
Net increase (Decrease) in fund shares                                        50           (2)         (58)       1,326
Shares outstanding at beginning of period                                  3,786        3,836       34,787       34,729
                                                                       ---------    ---------    ---------    ---------
Shares outstanding at end of period                                        3,836        3,834       34,729       36,055
                                                                       =========    =========    =========    =========

See accompanying notes to financial statements.

Statements of Changes in Net Assets
(All Amounts In Thousands)
(Unaudited)
                                                                                                        High
                                                                                Income Fund       Yield Fund
                                                                              Year   Six Months       Period
                                                                             Ended        Ended        Ended
                                                                           June 30,    Dec. 31,     Dec. 31,
                                                                              1996         1996     1996 (a)
Operations
Net investment income                                                    $  17,318    $  11,704    $      66
Net realized gains (losses) on investments                                   1,846         (385)           1
Net change in unrealized appreciation or depreciation of investments       (10,391)       7,072           98
                                                                         ---------    ---------    ---------
     Net Increase in Net Assets Resulting from Operations                    8,773       18,391          165
                                                                         ---------    ---------    ---------
Distributions To Shareholders
Dividends from net investment income                                       (17,246)     (11,782)         (66)
                                                                         ---------    ---------    ---------
Share Transactions
Subscriptions to fund shares                                               216,512       59,624        6,718
Investment income dividends reinvested                                      12,786        8,925           63
Redemptions of fund shares                                                 (85,588)     (44,966)         (57)
                                                                         ---------    ---------    ---------
     Net Increase from Share Transactions                                  143,710       23,583        6,724
                                                                         ---------    ---------    ---------
     Net Increase in Net Assets                                            135,237       30,192        6,823
Total Net Assets
Beginning of Period                                                        174,327      309,564         --
                                                                         ---------    ---------    ---------
End of Period                                                              309,564      339,756        6,823
                                                                         =========    =========    =========
Accumulated Undistributed Net Investment Income at End of Period         $      78    $    --      $    --
                                                                         =========    =========    =========
Analyses of Changes in Shares of Beneficial Interest
Subscriptions to fund shares                                                21,751        6,128          672
Investment income dividends reinvested                                       1,305          917            6
                                                                         ---------    ---------    ---------
                                                                            23,056        7,045          678
Redemptions of fund shares                                                  (8,734)      (4,625)          (6)
                                                                         ---------    ---------    ---------
Net increase in fund shares                                                 14,322        2,420          672
Shares outstanding at beginning of period                                   17,807       32,129         --
                                                                         ---------    ---------    ---------
Shares outstanding at end of period                                         32,129       34,549          672
                                                                         =========    =========    =========

(a) From the commencement of operations on November 1, 1996.

See accompanying notes to financial statements.

SR&F High Yield Portfolio
-------------------------------------------------------------------------------
Balance Sheet
(All Amounts In Thousands)
(Unaudited)
                                                                        DEC. 31,
                                                                            1996
                                                                       ---------
ASSETS
Investments, at market value....................................          $6,650
Accrued interest receivable.....................................             120
                                                                         -------
   Total Assets.................................................           6,770
                                                                         -------
LIABILITIES
Other liabilities...............................................               4
                                                                         -------
Net Assets applicable to investors' beneficial interest.........          $6,766
                                                                         =======

See accompanying notes to financial statements.

Statement of Operations
(All Amounts In Thousands)
(Unaudited)
                                                                       PERIOD
                                                                       ENDED
                                                                       DEC. 31,
                                                                       1996 (A)
                                                                       --------
INVESTMENT INCOME
Interest income.................................................           $74
                                                                       -------
EXPENSES
Management fees.................................................             4
Other...........................................................             1
                                                                       -------
   Total Expenses...............................................             5
                                                                       -------
Net Investment Income...........................................           $69
                                                                       =======

(a) From the commencement of operations on November 1, 1996.

See accompanying notes to financial statements.

SR&F High Yield Portfolio
------------------------------------------------------------------------------
Statement of Changes in Net Assets
(All Amounts In Thousands)
(Unaudited)
                                                                     PERIOD
                                                                      ENDED
                                                                   DEC. 31,
                                                                   1996 (A)
                                                                   --------
OPERATIONS
Net Investment income...........................................     $   69
                                                                    -------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions...................................................      6,705
Withdrawals.....................................................         (8)
                                                                    -------
   Net Increase from Share Transactions.........................      6,697
                                                                    -------
   Net Increase in Net Assets...................................      6,766
TOTAL NET ASSETS
Beginning of Period.............................................         --
                                                                    -------
End of Period...................................................     $6,766
                                                                    =======

(a) From the commencement of operations on November 1, 1996.

See accompanying notes to financial statements.

Notes to Financial Statements
-------------------------------------------------------------------------------

Note 1. Organization of the SR&F High Yield Portfolio

The SR&F High Yield Portfolio (the "Portfolio") is a separate series of the SR&F Base Trust, a Massachusetts common trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. The Portfolio commenced operation on November 1, 1996.

   The Portfolio allocates net asset value, income and expenses based on respective percentage ownership of each investor on a daily basis. At December 31, 1996, Stein Roe High Yield Fund owned 100 percent of net assets.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of Stein Roe Government Income Fund, Stein Roe Intermediate Bond Fund, Stein Roe Income Fund and Stein Roe High Yield Fund, (the "Funds"), each a series of the Stein Roe Income Trust (a Massachusetts business trust) (the "Trust") and, the SR&F High Yield Portfolio (the "Portfolio"), a series of the SR&F Base Trust (a Massachusetts business trust).

   The preparation of financial state ments in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuations

   All securities are valued as of December 31, 1996. Long-term debt securities are valued using market quotations if readily available at the time of valuation. If market quota-tions are not readily available, they are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of market valuations provided by a pricing service. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost. Those with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix, prepared by the Adviser, based on quotations for comparable securities. Other assets are valued by a method that the Board of Trustees believes represents a fair value.

Futures Contracts

   The Funds and the Portfolio may enter into U.S. Treasury bond futures contracts to either hedge against expected declines of their securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Funds or the Portfolio seek to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the securities being hedged.

   Upon entering into a futures contract, the Funds or the Portfolio deposit cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds or the Portfolio equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Funds or the Portfolio recognize a realized gain or loss when the contract is closed or expires. None of the Funds nor the Portfolio entered into futures contracts during the period ended December 31, 1996.

Federal Income Taxes

No provision is made for federal income taxes, since the Funds elect to be taxed as "regulated investment companies" and make such distribu tions to their shareholders as to be relieved of all federal income taxes under provisions of current federal tax law.

   The Funds intend to utilize provisions of the federal income tax laws that allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized gains.

   At June 30, 1996, the Funds had capital loss carryforwards as follows:

                             YEAR OF
FUND             AMOUNT      EXPIRATION
Government
  Income         $ 1,871     2003
Intermediate
  Bond            12,753     2003-2004
Income             6,108     1999-2001

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary over-distributions are classified as distribu tions in excess of net investment income or net realized gains, and all permanent differences are reclassified to paid-in capital.

   None of the Funds had distribu tions in excess of net investment income or net realized gains for the six months ended December 31, 1996.

Other Information

Realized gains or losses from sales of securities are determined on the specific identified cost basis.

   Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. These securities are subject to market fluctuation during this period. Neither the Funds nor the Portfolio had when-issued or delayed delivery purchase commit ments as of December 31, 1996.

   All amounts, except per-share amounts, are shown in thousands.

Note 3. Portfolio Composition

   Government Income Fund invests primarily in securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies and instrumentalities. Intermediate Bond Fund invests primarily in marketable debt securities. Income Fund invests in medium-quality debt securities. High Yield Portfolio invests primarily in high yield, high-risk medium- and lower-quality debt securities.

   See each Fund's and the Portfolio's schedule of invest ments for informa tion on individual securities as well as industry diversifica tion, and see Fund Highlights for each Fund's and the Portfolio's portfolio quality.

Note 4. Trustees' Fees and Transactions with Affiliates

The Funds and the Portfolio pay monthly manage ment fees, computed and accrued daily, to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as invest ment adviser and manager.

   The management fee for Government Income Fund is .45 of 1 percent of the first $100 million of average daily net assets and .425 of 1 percent thereafter. The management fee for Intermediate Bond Fund is .35 of 1 percent of the average daily net assets. The management fee for Income Fund is .50 of 1 percent of the first $100 million of average daily net assets and .475 of 1 percent thereafter. The management fee for High Yield Portfolio is .50 of 1 percent of the first $500 million of average daily net assets and .475 of 1 percent thereafter.

   The Funds pay monthly administrative fees, computed and accrued daily, to the Adviser. The administra tive fee for Government Income Fund and Income Fund is .15 of 1 percent of the first $100 million of average daily net assets and .125 of 1 percent thereafter. The administra tive fee for Intermediate Bond Fund is .15 of 1 percent of average daily net assets. The administrative fee for High Yield Fund is .15 of 1 percent of the first $500 million of average daily net assets and .125 of 1 percent thereafter.

   The administrative agreements of the Funds provide that the Adviser will reimburse each Fund to the extent that its annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which each Fund's shares are offered for sale. Prior to November 1, 1996, the Adviser agreed to reimburse Intermediate Bond Fund and Income Fund to the extent that expenses incurred exceeded .70 percent and .82 percent of average net assets, respectively. The Adviser has agreed to reimburse Government Income Fund and High Yield Fund to the extent that expenses incurred exceed 1 percent of average net assets. The expense limitations for Government Income Fund and High Yield Fund expire October 31, 1997, subject to earlier termination by the Adviser on 30 days' notice.

   The transfer agent fees of the Funds are paid to SteinRoe Services Inc.
(SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as a sub-transfer agent for the Funds.

   The Adviser also provides certain accounting services. For the six months ended December 31, 1996, Government Income Fund, Intermediate Bond Fund, Income Fund, High Yield Fund and the Portfolio incurred charges of $12, $16, $16, $4 and $4 respectively, for these services.

   Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for Government Income Fund, Intermediate Bond Fund and Income Fund for the six months ended December 31, 1996, was $12, $9 and $7, respectively. No remuneration was paid to any other trustee or officer of the Trust.

Note 5. Short-Term Debt

To facilitate portfolio liquidity, the Funds and the Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. There were no borrow ings for any of the Funds or the Portfolio during the six months ended December 31, 1996.

Note 6. Investment Transactions

The aggregate cost of purchases and proceeds from sales of securities other than short-term obligations for the six months ended December 31, 1996, were:

FUND                                                    Purchases          Sales
                                                        ---------      ---------
Government Income Fund ................................  $ 16,970       $ 11,054
Intermediate Bond Fund.................................   326,413        298,970
Income Fund ...........................................   174,422        152,700
High Yield Portfolio ..................................     6,208            152

   At December 31, 1996, unrealized appreciation and depreciation of investments on a tax basis and the cost of investments for financial reporting purposes and for federal income tax purposes were as follows:

                                                                         Cost of Investments
                                                                                         Federal
                                                                        Net  Financial    Income
FUND                               Appreciation  Depreciation  Appreciation  Reporting       Tax
                                   ------------  ------------  ------------  ---------  --------
Government Income Fund .....           $1,320        $  186        $1,134    $ 36,521   $ 36,540
Intermediate Bond Fund......            4,793         1,585         3,208     306,443    306,443
Income Fund ................            6,918         3,347         3,571     330,060    330,060
High Yield Portfolio .......              103             5            98       6,552      6,552

Financial Highlights
-------------------------------------------------------------------------------
SR&F High Yield Portfolio
                                                                         PERIOD
                                                                          ENDED
                                                                       DEC. 31,
                                                                       1996 (A)
                                                                      ---------
RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to average net assets............         8.04%*
Ratio of net expenses to average net assets.....................         0.55%*

*Annualized

(a) The portfolio commenced operations on November 1, 1996.

Financial Highlights continued
-------------------------------------------------------------------------------
Government Income Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                       Years Ended June 30,
                                                                     1988         1989          1990          1991           1992
                                                               ----------   ----------    ----------    ----------     ----------
Net Asset Value, Beginning of Period                           $     9.79   $     9.59    $     9.77    $     9.66     $     9.81
                                                               ----------   ----------    ----------    ----------     ----------
Income From Investment Operations
     Net investment income                                            .74          .78           .76           .75            .72
     Net realized and unrealized gains (losses) on investments       (.15)         .18          (.11)          .15            .59
                                                               ----------   ----------    ----------    ----------     ----------
         Total from investment operations                             .59          .96           .65           .90           1.31
                                                               ----------   ----------    ----------    ----------     ----------
Distributions
Net investment income                                                (.74)        (.78)         (.76)         (.75)          (.72)
     Net realized capital gains                                      (.05)        --            --            --             --
     In excess of realized gains                                     --           --            --            --             --
                                                               ----------   ----------    ----------    ----------     ----------
         Total distributions                                         (.79)        (.78)         (.76)         (.75)          (.72)
                                                               ----------   ----------    ----------    ----------     ----------
Net Asset Value, End of Period                                 $     9.59   $     9.77    $     9.66    $     9.81     $    10.40
                                                               ==========   ==========    ==========    ==========     ==========
Ratio of net expenses to average net assets (a)                     1.00%        1.00%         1.00%         1.00%          0.99%
Ratio of net investment income to average net assets (b)            7.68%        8.19%         7.90%         7.65%          7.05%
Portfolio turnover rate                                              237%         239%          181%          136%           139%
Total return (b)                                                    6.35%       10.61%         6.92%         9.61%         13.75%
Net assets, end of period (000s)                               $   26,859   $   32,011    $   46,853    $   49,952     $   58,978

                                                                                                                          Six
                                                                                                                       Months
                                                                               Years Ended June 30,                     Ended
                                                                                                                     Dec. 31,
                                                                       1993        1994         1995         1996        1996
                                                                 ----------  ----------   ----------   ----------  ----------
Net Asset Value, Beginning of Period                             $    10.40  $    10.46   $     9.48   $     9.85  $     9.70
                                                                 ----------  ----------   ----------   ----------  ----------
Income From Investment Operations
     Net investment income                                              .64         .56          .62          .61         .33
     Net realized and unrealized gains (losses) on investments          .31        (.77)         .37         (.15)        .10
                                                                 ----------  ----------   ----------   ----------  ----------
         Total from investment operations                               .95        (.21)         .99          .46         .43
                                                                 ----------  ----------   ----------   ----------  ----------
Distributions
     Net investment income                                             (.64)       (.56)        (.62)        (.61)       (.33)
     Net realized capital gains                                        (.25)       (.01)     --           --          --
     In excess of realized gains                                       --          (.20)     --           --          --
                                                                 ----------  ----------   ----------   ----------  ----------
         Total distributions                                           (.89)       (.77)        (.62)        (.61)       (.33)
                                                                 ----------  ----------   ----------   ----------  ----------
Net Asset Value, End of Period                                   $    10.46  $     9.48   $     9.85   $     9.70  $     9.80
                                                                 ==========  ==========   ==========   ==========  ==========
Ratio of net expenses to average net assets (a)                       0.95%       0.98%        1.00%        1.00%       1.00%*
Ratio of net investment income to average net assets (b)              6.25%       5.49%        6.56%        6.13%       6.28%*
Portfolio turnover rate                                                170%        167%         225%          73%         32%**
Total return (b)                                                      9.60%      (2.26%)      10.94%        4.63%       4.49%**
Net assets, end of period (000s)                                 $   61,591  $   45,836   $   37,280   $   37,210  $   37,583

*Annualized
**Not annualized

(a) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 1.44 percent, 1.37 percent, 1.21 percent and 1.07 percent for the years ended June 30, 1987 through 1990, respectively, and 1.09 percent and 1.17 percent for the years ended June 30, 1995, and June 30, 1996, and 1.17 percent for the six months ended December 31, 1996.

(b)  Computed giving effect to Adviser's expense limitation undertaking.

Financial Highlights Continued

Intermediate Bond Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                         Years Ended June 30,
                                                                      1988           1989          1990          1991        1992
                                                                 ---------     ----------     ---------     ---------   ---------
Net Asset Value, Beginning of Period                             $    8.77     $     8.51     $    8.65     $    8.38   $    8.53
                                                                 ---------     ----------     ---------     ---------   ---------
Income From Investment Operations
     Net investment income                                             .68            .74           .73           .69         .69
     Net realized and unrealized gains (losses) on investments        (.12)           .14          (.28)          .16         .46
                                                                 ---------     ----------     ---------     ---------   ---------
         Total from investment operations                              .56            .88           .45           .85        1.15
                                                                 ---------     ----------     ---------     ---------   ---------
Distributions
     Net investment income                                            (.68)          (.74)         (.72)         (.70)       (.69)
     Net realized capital gains                                       (.14)       --            --            --          --
     In excess of realized gains                                   --             --            --            --          --
                                                                 ---------     ----------     ---------     ---------   ---------
         Total distributions                                          (.82)          (.74)         (.72)         (.70)       (.69)
                                                                 ---------     ----------     ---------     ---------   ---------
Net Asset Value, End of Period                                   $    8.51     $     8.65     $    8.38     $    8.53   $    8.99
                                                                 =========     ==========     =========     =========   =========
Ratio of net expenses to average net assets (a)                      0.73%          0.73%         0.74%         0.73%       0.70%
Ratio of net investment income to average net assets (b)             7.97%          8.71%         8.60%         8.17%       7.87%
Portfolio turnover rate                                               273%           197%          296%          239%        202%
Total return (b)                                                     6.92%         10.97%         5.33%        10.62%      14.02%
Net assets, end of period (000s)                                 $ 162,225     $  165,056     $ 161,439     $ 184,444   $ 242,948

                                                                                                                            Six
                                                                                                                         Months
                                                                                                                          Ended
                                                                                 Years Ended June 30,                  Dec. 31,
                                                                       1993        1994          1995          1996        1966
                                                                  ---------   ---------     ---------     ---------   ---------
Net Asset Value, Beginning of Period                              $    8.99   $    9.26     $    8.44     $    8.67   $    8.58
                                                                  ---------   ---------     ---------     ---------   ---------
Income From Investment Operations
     Net investment income                                              .65         .56           .58           .58         .32
     Net realized and unrealized gains (losses) on investments          .27        (.59)          .23          (.09)        .14
                                                                  ---------   ---------     ---------     ---------   ---------
         Total from investment operations                               .92        (.03)          .81           .49         .46
                                                                  ---------   ---------     ---------     ---------   ---------
Distributions
     Net investment income                                             (.65)       (.56)         (.58)         (.58)       (.32)
     Net realized capital gains                                     --             (.08)      --            --          --
     In excess of realized gains                                    --             (.15)      --            --          --
                                                                  ---------   ---------     ---------     ---------   ---------
         Total distributions                                           (.65)       (.79)         (.58)         (.58)       (.32)
                                                                  ---------   ---------     ---------     ---------   ---------
Net Asset Value, End of Period                                    $    9.26   $    8.44     $    8.67     $    8.58   $    8.72
                                                                  =========   =========     =========     =========   =========
Ratio of net expenses to average net assets (a)                       0.67%       0.70%         0.70%         0.70%       0.72%*
Ratio of net investment income to average net assets (b)              7.22%       6.20%         6.94%         6.79%       6.84%*
Portfolio turnover rate                                                214%        206%          162%          202%        104%**
Total return (b)                                                     10.59%      (0.47%)       10.11%         5.76%       5.49%**
Net assets, end of period (000s)                                  $ 311,728   $ 302,507     $ 301,733     $ 298,112   $ 312,406

*Annualized
**Not annualized

(a) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 0.71 percent and 0.75 percent for the years ended June 30, 1995, and June 30, 1996, and 0.75 percent for the six months ended December 31, 1996. (b) Computed giving effect to Adviser's expense limitation undertaking.

Financial Highlights Continued

Income Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                       Years Ended June 30,
                                                                    1988          1989         1990         1991          1992
                                                                --------     ---------     --------     --------     ---------
Net Asset Value, Beginning of Period                            $   9.71     $    9.60     $   9.65     $   8.95     $    8.95
                                                                --------     ---------     --------     --------     ---------
Income From Investment Operations
     Net investment income                                           .95           .95          .92          .80           .76
     Net realized and unrealized gains (losses) on investments      (.11)          .05         (.70)       --              .56
                                                                --------     ---------     --------     --------     ---------
         Total from investment operations                            .84          1.00          .22          .80          1.32
Distributions from net investment income                            (.95)         (.95)        (.92)        (.80)         (.76)
                                                                --------     ---------     --------     --------     ---------
Net Asset Value, End of Period                                  $   9.60     $    9.65     $   8.95     $   8.95     $    9.51
                                                                ========     =========     ========     ========     =========
Ratio of net expenses to average net assets (a)                    0.91%         0.90%        0.93%        0.95%         0.90%
Ratio of net investment income to average net assets (b)          10.08%         9.97%       10.02%        8.98%         8.20%
Portfolio turnover rate                                             158%           94%          90%          77%           76%
Total return (b)                                                   9.38%        11.06%        2.48%        9.30%        15.30%
Net assets, end of period (000s)                                $ 96,611     $ 110,376     $ 89,023     $ 93,952     $ 112,706

                                                                                                                            Six
                                                                                                                         Months
                                                                                                                          Ended
                                                                                   Years Ended June 30,                Dec. 31,
                                                                       1993          1994        1995        1996          1966
                                                                  ---------     ---------   ---------   ---------     ---------
Net Asset Value, Beginning of Period                              $    9.51     $   10.10   $    9.36   $    9.79     $    9.63
                                                                  ---------     ---------   ---------   ---------     ---------
Income From Investment Operations
     Net investment income                                              .75           .69         .71         .71           .37
     Net realized and unrealized gains (losses) on investments          .59          (.74)        .43        (.16)          .20
                                                                  ---------     ---------   ---------   ---------     ---------
         Total from investment operations                              1.34          (.05)       1.14         .55           .57
Distributions from net investment income                               (.75)         (.69)       (.71)       (.71)         (.37)
                                                                  ---------     ---------   ---------   ---------     ---------
Net Asset Value, End of Period                                    $   10.10     $    9.36   $    9.79   $    9.63     $    9.83
                                                                  =========     =========   =========   =========     =========
Ratio of net expenses to average net assets (a)                       0.82%         0.82%       0.82%       0.82%         0.83%*
Ratio of net investment income to average net assets (b)              7.62%         6.94%       7.55%       7.26%         7.21%*
Portfolio turnover rate                                                 39%           53%         64%        135%           50%**
Total return (b)                                                     14.64%        (0.69%)     12.79%       5.70%         6.06%**
Net assets, end of period (000s)                                  $ 151,594     $ 158,886   $ 174,327   $ 309,564     $ 339,756

*Annualized
**Not annualized

(a) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 2.01 percent for the period ended June 30, 1986; 0.83 percent, 0.85 percent and 0.88 percent for the years ended June 30, 1994 through 1996, respectively; and 0.86 percent for the six months ended December 31, 1996. (b) Computed giving effect to Adviser's expense limitation undertaking.

Financial Highlights Continued

High-Yield Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                     Period
                                                                      Ended
                                                                   Dec. 31,
                                                                    1996(a)
                                                                   --------
Net Asset Value, Beginning of Period                                $ 10.00
                                                                   --------
Income From Investment Operations
     Net investment income                                              .11
     Net realized and unrealized gains on investments                   .16
                                                                   --------
       Total from investment operations                                 .27
Distribution from net investment income                               (.11)
                                                                   --------
Net Asset Value, End of Period                                      $ 10.16
                                                                   ========
Ratio of net expenses to average net assets (b)                      1.00%*
Ratio of net investment income to average net assets (c)             7.68%*
Portfolio turnover rate                                                3%**
Total return (c)                                                    2.71%**
Net assets, end of period (000s)                                    $ 6,823

* Annualized
** Not annualized

(a) The Fund commenced operations on November 1, 1996

(b) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 3.14 percent for the period ended December 31, 1996. (c) Computed giving effect to Adviser's expense limitation undertaking.

(c) Computed giving effect to Adviser's expense limitation undertaking.

A Guide to Stein Roe Services
------------------------------------------------------------------------------
We encourage you to take advantage of our free shareholder services. If you would like additional information about how to establish or use a Stein Roe service, just call us at 800-338-2550.

Purchases

In addition to sending us a check or wire to purchase additional fund shares, you can take advantage of these convenient automatic services:

  o Automatic Investment Plan -- Make regular investments ($50 minimum) in your Stein Roe account directly from your bank checking account. You select monthly, quarterly, semiannual or annual purchases.

  o Special Investments -- Purchase shares by telephone and pay for them by electronic transfer from your bank checking account.

Exchanges

  o Telephone Exchange -- Call us to exchange $50 or more from your existing account in one Stein Roe fund to an identically registered existing account in another Stein Roe fund. You receive this service when you open a Stein Roe fund account, unless you elect not to.*

  o Automatic Exchange -- Stein Roe will regularly exchange shares from your account in one Stein Roe fund to your account in another. You select twice-monthly, monthly, quarterly, semiannual or annual exchanges.

Redemptions

  o Telephone Redemption by Check -- Call to redeem $1,000 or more from your account. A check will be sent to your registered address. You automatically receive this service when you open a Stein Roe account, unless you elect not to.

  o Telephone Redemption by Wire -- Redeem shares by phone from your account ($1,000 minimum) and wire the proceeds to your bank checking account. A small fee for wiring proceeds will be deducted from the amount wired.

  o Special Redemption Option-- If you do not want to preschedule your redemptions, you can redeem shares by telephone ($50 minimum/ $100,000 maximum) and have the proceeds sent directly to your bank checking account.

  o  Automatic Redemption Plan -- Redeem either a fixed dollar or share amount, or a fixed percentage of your account automatically on a schedule you establish. You select monthly, quarterly, semiannual or annual withdrawals ($50 minimum/ $100,000 max imum), and the proceeds are sent either to your bank checking account or to an address you specify.

  o  Money Market Fund Check
     Writing -- Write checks for $50 or more on your money market fund account.

*Stein Roe reserves the right to discontinue or modify the exchange privilege, and certain restrictions apply. Please refer to your prospectus for details.

Distributions

Most investors like to reinvest their dividends and capital gains distributions and put them back to work. If, however, you do not want them reinvested, consider these alternatives:

  o Dividend Purchase Option -- Use the distributions from one Stein Roe fund account ($25 minimum) to automatically purchase shares in your account with another Stein Roe fund.

  o Automatic Dividend Deposit -- Instead of receiving your dividends by check, your distributions are deposited automatically into your bank checking account.

Recordkeeping

  o Summary of Investments -- Consolidates quarterly transaction and investment infor mation for any or all of your household's Stein Roe accounts on one easy-to-read statement. At year end, Stein Roe provides a complete summary of all account activity for the year.

Funds for Every Investment Objective
------------------------------------------------------------------------------
The Stein Roe family of mutual funds offers a variety of funds so you can select the right fund, or combination of funds, to meet your investment objec tives. Call us at 800-338-2550 for a prospectus and more complete information on any of the funds, including management fees and expenses. Please read the pro spectus carefully before you invest or send money.

Money Market Funds

Money market funds seek to provide income while preserving principal and maintaining liquidity. These funds offer free check writing.

  o Government Reserves Fund -- Invests primarily in securities issued or guaranteed by the U.S. government and its agencies and instrumentalities.*

  o Cash Reserves Fund -- Invests in high-quality, short-term money market securities such as certificates of deposit, banker's acceptances and commercial paper.*

Bond Funds

Bond funds seek high current income by investing pri marily in fixed income securities.

  o Government Income Fund -- Invests primarily in securities issued or guaranteed by the U.S. government and its agencies.*

  o Intermediate Bond Fund-- Invests primarily in marketable debt securities with an average life of three to 10 years.

  o Income Fund -- Pursues a higher level of current income by investing primarily in medium- and lower-quality bonds.

  o High Yield Fund -- Invests in high yield, high-risk, medium- and lower-quality debt securities that may involve greater risk.

Tax-Exempt Funds

These funds help investors keep more of their earnings by investing in instruments that earn income free from federal income tax. Income may be subject to federal alternative minimum tax and state and local taxes; capital gains are subject to state, local and federal taxes.

  o Municipal Money Market Fund -- Seeks to provide the liquidity and stability of a money market fund plus current tax-free income. Free check writing available.*

  o Intermediate Municipals Fund -- Seeks high current yield through investments primarily in the three highest grades of intermediate-term municipal securities.

*Money market mutual funds strive to maintain a $1 per share net asset value, but there is no assurance that these funds will be able to maintain a stable net asset value. The net asset value of a fund that invests in securities issued or guaranteed by the U.S. government is not guaranteed.

  o Managed Municipals Fund -- Pursues high tax-free income by investing in a quality-conscious portfolio of long-term municipal bonds.

  o High-Yield Municipals Fund -- Seeks a higher level of tax-free income from long-term municipal securities, primarily of medium or lower quality.

Growth and Income Funds

These funds seek to provide a conservative investment that is well positioned for long-term growth and current income. Each fund's approach is designed to limit the effects of market volatility.

  o Balanced Fund+ -- Seeks long-term growth of capital and current income consistent with reasonable investment risk by investing in equities, debt securities and cash equivalents.

  o Growth & Income Fund+ -- Pursues income and long-term capital growth by investing primarily in large, well-established companies.

Growth Funds

Growth funds offer long-term capital appreciation potential by investing primarily in various types of stocks.

  o Growth Stock Fund -- Pursues long-term capital appreciation from stocks with strong growth potential.

  o Special Fund -- Invests in securities believed to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, under followed or out-of-favor companies.

  o Special Venture Fund -- Seeks capital appreciation through equity securities of entre preneurially managed companies.

  o Young Investor Fund -- Invests in securities of companies that affect the lives of children or teenagers.

  o Capital Opportunities Fund +-- Takes a long-term approach to emerging growth by selecting quality companies with the potential to generate high levels of earnings growth over a three- to five-year period.

  o International Fund -- Invests in a diversified portfolio of foreign securities.

  o Emerging Markets Fund -- Seeks long-term capital appreciation through emerging market investment opportunities.

+Balanced Fund was formerly Total Return Fund; its name and investment objective were modified April 17, 1996. Growth &Income Fund was formerly Prime Equities; its name and investment objective were modified February 1, 1996. Capital Opportunities Fund closed to new investors on September 30, 1996, in accordance with conditions set forth in the prospectus.

To Contact Us. . .
------------------------------------------------------------------------------
By Phone 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 8 a.m. to 5 p.m. Saturday and Sunday (central time).

Stein Roe's Funds-on-Call(R)
24-Hour Service Line

Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe prices and yields, and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:

o Exchange shares between your Stein Roe accounts;
o Purchase shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.

Retirement Plan Accounts

Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130.

  For information on IRA plans, call us toll free at 800-338-2550.

By Mail or E-Mail

If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900.

   To contact us by e-mail, send correspondence directly to comments@steinroe.com or visit us at www.steinroe.com on the Internet.

In Person

If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current Stein Roe investments or provide you infor mation about any of the Stein Roe funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

This report must be preceded or accompanied by a prospectus.

Income Trust
------------------------------------------------------------------------------
Trustees
Timothy K. Armour
President, Mutual Fund Division and
Director, Stein Roe & Farnham Incorporated
Kenneth L. Block
Chairman Emeritus, A.T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer, United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General Counsel, Sara Lee Corporation Francis W. Morley
Chairman, Employer Plan Administrators and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy, University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

Officers
Timothy K. Armour, President
Jilaine H. Bauer, Executive Vice President,
  Secretary
Thomas W. Butch, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
Ann H. Benjamin, Vice President
Philip J. Crosley, Vice President
Michael T. Kennedy, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
Jane M. Naeseth, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Cynthia A. Prah, Vice President
Thomas P. Sorbo, Vice President
Heidi J. Walter, Vice President
Stacy H. Winick, Vice President
Janet B. Rysz, Assistant Secretary
Sharon R. Robertson, Controller
Margaret O. Zwick, Treasurer

Agents and Advisers
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Ernst & Young LLP
Independent Auditors

THE STEIN ROE MUTUAL FUNDS

Stein Roe Government Reserves Fund
Stein Roe Cash Reserves Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund

                            Stein Roe Mutual Funds
                                 P.O. Box 8900
                       Boston, Massachusetts 02205-8900
                    Financial Advisors call: 1-800-322-0593
                       Shareholders call: 1-800-338-2550
                            http://www.steinroe.com

                In Chicago, visit our Fund Center at One South
                          Wacker Drive, 32nd Floor.

                  Liberty Securities Corporation, Distributor
                                  Member SIPC

BD12A